EXHIBIT 10.2

                  Supplemental Agreement No. 11

                               to

                   Purchase Agreement No. 1783

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

            Relating to Boeing Model 757-224 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 30, 1998 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated March 18, 1993, as amended and supplemented, relating to Boeing Model 757-224 aircraft (the Agreement); and

     WHEREAS, Buyer wishes to [CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate certain other changes as set forth herein;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement as of the date of this Supplemental
Agreement.

     1.2 Remove and replace, in its entirety, Article 1, Subject Matter of Sale, with new Article 1 (attached hereto) to incorporate the addition of Block C Aircraft.

     1.3 Remove and replace, in its entirety, Article 2, Delivery, Title and Risk of Loss, with new Article 2 (attached hereto) to incorporate a revised delivery schedule for the Block C Aircraft.

     1.4 Remove and replace, in its entirety, Article 3, Price of Aircraft, with new Article 3 (attached hereto) to incorporate revised Advance Payment Base Prices for the Block C Aircraft.

     1.5   Remove and replace, in its entirety, the Delivery
Schedule for Model 757-224 Aircraft, following Article 15, with a revised delivery schedule (attached hereto) to incorporate current Aircraft delivery data.

2.   Exhibits:

     2.1 Remove and replace, in its entirety, Exhibit D entitled "AIRFRAME AND ENGINE PRICE ADJUSTMENT" with new Exhibit D (attached hereto) to incorporate the Aircraft Price Adjustment provisions for Aircraft and Engine with a 1997 Base Price.

3.   Letter Agreements:

     3.1 Add revised Letter Agreement 1783-10R3, Option Aircraft, to incorporate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT].

4.   Payment of Additional Advance Payments.

     Within three (3) business days after execution of this Supplemental Agreement, Buyer shall transfer to Boeing's account at Chase Manhattan Bank, New York, N.Y., the sum [CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT].

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.



By:  /s/ John A. McGarvey          By:  /s/ Brian Davis


Its:    Attorney-In-Fact           Its:    Vice President

                       PURCHASE AGREEMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.

            Relating to Boeing Model 757-224 Aircraft

                 Purchase Agreement Number 1783

                       TABLE OF CONTENTS

ARTICLES                                            Page  Revised
                                                            By
ARTICLE 1.   Subject Matter of Sale. . . . . . .    1-1    SA#11

ARTICLE 2.   Delivery, Title and Risk of Loss. .    2-1    SA#11

ARTICLE 3.   Price of Aircraft . . . . . . . . .    3-1    SA#11

ARTICLE 4.   Taxes . . . . . . . . . . . . . . .    4-1

ARTICLE 5.   Payment . . . . . . . . . . . . . .    5-1

ARTICLE 6.   Excusable Delay . . . . . . . . . .    6-1

ARTICLE 7.   Changes to the Detail Specification    7-1    SA#4

ARTICLE 8.   Federal Aviation Requirements and
             Certificates. . . . . . . . . . . .    8-1

ARTICLE 9.   Representatives, Inspection,
             Flights and Test Data . . . . . . .    9-1

ARTICLE 10.  Assignment, Resale or Lease . . . .    10-1

ARTICLE 11.  Termination for Certain Events. . .    11-1

ARTICLE 12.  Product Assurance; Disclaimer and
             Release; Exclusion of Liabilities;
             Customer Support; Indemnification
             and Insurance . . . . . . . . . . .    12-1

ARTICLE 13.  Buyer Furnished Equipment and
             Spare Parts . . . . . . . . . . . .    13-1   SA#2

ARTICLE 14.  Contractual Notices and Requests. .    14-1

ARTICLE 15.  Miscellaneous . . . . . . . . . . .    15-1

Schedule for Delivery of Model 757-224 Aircraft.    SA#11

                 TABLE OF CONTENTS (Continued)

EXHIBITS

EXHIBIT A    Aircraft Configuration. . . . . . .    A-1    SA#8

EXHIBIT B    Product Assurance Document. . . . .    B-1    SA#2

EXHIBIT C    Customer Support Document . . . . .    C-1    SA#2

EXHIBIT D    Price Adjustments Due to Economic
             Fluctuations - Airframe and Engines    D-1    SA#11

EXHIBIT E    Buyer Furnished Equipment Provisions
             Document. . . . . . . . . . . . . .    E-1    SA#4

EXHIBIT F    Defined Terms Document. . . . . . .    F-1    SA#2

LETTER AGREEMENTS

1783-1           Spare Parts Support                       SA#2

1783-2           Seller Purchased Equipment                SA#2

1783-4           Waiver of Aircraft Demonstration          SA#2
                 Flights

1783-5           [CONFIDENTIAL MATERIAL OMITTED AND FILED  SA #2
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR
                 CONFIDENTIAL TREATMENT]

1783-6           Configuration Matters                     SA#2

1783-7           [CONFIDENTIAL MATERIAL OMITTED AND FILED  SA#2
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR
                 CONFIDENTIAL TREATMENT]

1783-8           Spare Parts Provisioning                  SA#2

1783-9R1         Escalation Sharing                        SA#10

1783-10R3        Option Aircraft                           SA#11


6-1162-WLJ-359   [CONFIDENTIAL MATERIAL OMITTED AND FILED  SA #2
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR
                 CONFIDENTIAL TREATMENT]

6-1162-WLJ-367R5 Disclosure of Confidential Info           SA#9

6-1162-WLJ-369   Additional Considerations                 SA#2

6-1162-WLJ-372   Conditions Relating to                    SA#2
                 Purchase Agreement

6-1162-WLJ-380   [CONFIDENTIAL MATERIAL OMITTED AND FILED  SA#2
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR
                 CONFIDENTIAL TREATMENT]

6-1162-WLJ-384   [CONFIDENTIAL MATERIAL OMITTED AND FILED  SA#2
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR
                 CONFIDENTIAL TREATMENT]

6-1162-WLJ-391R1 Special Purchase Agreement Provisions     SA#4

6-1162-WLJ-393    [CONFIDENTIAL MATERIAL OMITTED AND FILED SA#2
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR
                 CONFIDENTIAL TREATMENT]

6-1162-WLJ-405   Certain Additional Contractual            SA#2
                 Matters

6-1162-WLJ-409   Satisfaction of Conditions Relating       SA#2
                 to the Purchase Agreement

6-1162-WLJ-497   [CONFIDENTIAL MATERIAL OMITTED AND FILED  SA#3
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR
                 CONFIDENTIAL TREATMENT]

6-1162-RGP-946R1 Special Provisions Relating to            SA#5
                 the Rescheduled Aircraft

6-1162-MMF-289R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED  SA#10
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR
                 CONFIDENTIAL TREATMENT]

6-1162-MMF-319   Special Provisions Relating to            SA#7
                 the Rescheduled Aircraft

6-1162-GOC-132   Special Matters                           SA#10

SUPPLEMENTAL AGREEMENTS                Dated as of:

Supplemental Agreement No. 1           April 29, 1993

Supplemental Agreement No. 2           November 4, 1993

Supplemental Agreement No. 3           November 19, 1993

Supplemental Agreement No. 4           March 31, 1995

Supplemental Agreement No. 5           November 30, 1995

Supplemental Agreement No. 6           June 13, 1996

Supplemental Agreement No. 7           July 23, 1996

Supplemental Agreement No. 8           October 27, 1996

Supplemental Agreement No. 9           August 13, 1997

Supplemental Agreement No.10           October 10, 1997

Supplemental Agreement No. 11          July 30, 1998

ARTICLE 1.Subject Matter of Sale.

     1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the following Boeing Model 757-224 aircraft (the Aircraft).

           1.1.1 Block A, A-1 and B Aircraft. Twenty-seven (27) Block A and A-1 Aircraft (the Block A and A-1 Aircraft), Nine (9) Block B Aircraft (the Block B Aircraft), and One (1) Block C Aircraft (the Block C Aircraft) manufactured in accordance with Boeing detail specification D924N104-3, dated as of even date herewith, as described in Exhibit A, and as modified from time to time in accordance with this Agreement (Detail Specification).

     1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

     1.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 2.Delivery, Title and Risk of Loss.

     2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

Month and Year
of Delivery                   Quantity of Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

     2.3 Notice of Delivery Date. Boeing will give Buyer at least 7 days' notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

     2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

     2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

     2.6 Documents of Title. Upon delivery of and payment for each Aircraft, Boeing shall deliver to Buyer a bill of sale duly conveying to Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

ARTICLE 3.Price of Aircraft.

     3.1   Definitions.

           3.1.1 Special Features are the features listed in Exhibit A which have been selected by Buyer.

           3.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

           3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

           3.1.4   Aircraft Basic Price is comprised of the Base
Airframe Price, the Engine Price and the price of the Special
Features.

           3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special
Features) as calculated pursuant to Exhibit D.

           3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

           3.1.7 Price First Published is the first price published by Boeing for the same model of aircraft to be delivered in the same general time period as the affected Aircraft and is used to establish the Base Airframe Price when the Base Airframe
Price was not established at the time of execution of this Agreement.

     3.2   Aircraft Basic Price.

           3.2.1 Block A Aircraft. The Aircraft Basic Price of the Block A Aircraft, expressed in July 1992 dollars, is set forth below:

Base Airframe Price:          [CONFIDENTIAL MATERIAL OMITTED AND
Special Features              FILED SEPARATELY WITH THE SECURITIES
Engine Price                  AND EXCHANGE COMMISSION PURSUANT TO
                              A REQUEST FOR CONFIDENTIAL
Block A Aircraft              TREATMENT]
Basic Price

          3.2.2   Block A-1 and Block B Aircraft.  The Aircraft
Basic Price of the Block A-1 and Block B Aircraft with delivery, expressed in July 1992 dollars, is set forth below:

Base Airframe Price:          [CONFIDENTIAL MATERIAL OMITTED AND
Special Features              FILED SEPARATELY WITH THE SECURITIES
Engine Price                  AND EXCHANGE COMMISSION PURSUANT TO
                              A REQUEST FOR CONFIDENTIAL
Block A-1/B Aircraft          TREATMENT]
Basic Price

The special features value above for the Block A-1 and Block B
Aircraft incorporates the special features reprice activity noted in Exhibit A-1 which includes Exhibit A, Change Orders 1,2, and 3 plus accepted Master Changes as of June 1, 1996.

3.2.2  Block C Aircraft.  The Aircraft Basic Price of the Block C
Aircraft with delivery, expressed in July 1997 dollars, is set forth below:

Base Airframe Price:          [CONFIDENTIAL MATERIAL OMITTED AND
Special Features              FILED SEPARATELY WITH THE SECURITIES
Engine Price                  AND EXCHANGE COMMISSION PURSUANT TO
                              A REQUEST FOR CONFIDENTIAL
Block C Aircraft              TREATMENT]
Basic Price

The special features value above for the Block C Aircraft incorporates the special features reprice activity noted in Exhibit A-1 which includes Exhibit A, Change Orders 1,2, and 3 plus accepted Master Changes as of June 1, 1996.

     3.3   Aircraft Price.

           3.3.1   Block A Aircraft, Block A-1 Aircraft and Block
B Aircraft. The Aircraft Price of the Block A Aircraft, Block A-1 Aircraft and Block B Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                   3.3.1.1    the Block A Aircraft Basic Price,
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] plus

                   3.3.1.2 the Economic Price Adjustments for the respective Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Airframe and Engine - Block A, Block A-1 and Block B Aircraft) plus

                   3.3.1.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

           3.3.1   Block C Aircraft.  The Aircraft Price of the
Block C Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                   3.3.1.1    the Block C Aircraft Basic Price,
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] plus

                   3.3.1.2    the Economic Price Adjustments for
the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic
Fluctuations - Airframe and Engine - Block C Aircraft) plus

                   3.3.1.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

     3.4   Advance Payment Base Price.

           3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

Month and Year of             Advance Payment Base
Scheduled Delivery             Price per Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

           3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of the first Aircraft scheduled for delivery in a calendar year (First Aircraft), Boeing will increase or decrease the Advance Payment Base Price of the First Aircraft and all Aircraft scheduled for delivery after the First Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

Continental Airlines, Inc.
Delivery Schedule for Model 757-224 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

             AIRFRAME AND ENGINE PRICE ADJUSTMENT

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.



           Exhibit D to Purchase Agreement Number 1783

                    PRICE ADJUSTMENT DUE TO
                      ECONOMIC FLUCTUATIONS
                    AIRFRAME PRICE ADJUSTMENT
                        (1992 Base Price)

           (Relating to Block A, A-1, and B Aircraft)

1.   Formula.

     The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

     Pa = (P)(L + M - 1)

     Where:

     Pa = Airframe Price Adjustment.

     L =   [CONFIDENTIAL MATERIAL OMITTED AND FILED
           SEPARATELY WITH THE SECURITIES AND EXCHANGE
     M =   COMMISSION PURSUANT TO A REQUEST FOR
           CONFIDENTIAL TREATMENT]

     P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement) less the base price of Engines (as defined in this Exhibit D) in the amount of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

     In determining the value of L, the ratio of ECI divided by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

     In determining the value of M, the ratio of ICI divided by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled
Aircraft Delivery as     Quantity    Months to be Utilized
Set Forth in Article        of       in Determining the
2.1 of this Agreement    Aircraft    Value of ECI and ICI

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

     2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled month of Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

     2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1992, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

     2.4 If required, Boeing will submit either a supplemental invoice or refund the amounts due Buyer as appropriate to reflect any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft. Any payments due Boeing or Buyer will be made with reasonable promptness.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled month of Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

                    PRICE ADJUSTMENT DUE TO
                      ECONOMIC FLUCTUATIONS
                    AIRFRAME PRICE ADJUSTMENT
                        (1997 Base Price)

                 (Relating to Block C Aircraft)


1.   Formula.

     The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

     Pa = (P)(L + M - 1)

     Where:

     Pa = Airframe Price Adjustment.

     L = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
     M =   REQUEST FOR CONFIDENTIAL TREATMENT]

     P =   Aircraft Basic Price (as set forth in Article 3.2 of
           this Agreement) less the base price of Engines (as
           defined in this Exhibit D) in the amount of
           $+                      .

     ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

     In determining the value of L, the ratio of ECI divided by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

     In determining the value of M, the ratio of ICI divided by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

     B     =       The calendar year before the year in which the
                   scheduled month of delivery as set forth in
                   Article 2.1 occurs.

     D     =       The calendar year during which the scheduled
                   month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

     2.1 The Airframe Price Adjustment, to be used at the time of delivery of each Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

     2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1997, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

             ENGINE PRICE ADJUSTMENT - ROLLS-ROYCE
                        (1992 BASE PRICE)

           (Relating to Block A, A-1, and B Aircraft)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
ENGINE PRICE ADJUSTMENT - ROLLS-ROYCE
                        (1997 BASE PRICE)

                 (Relating to Block C Aircraft)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

July 30, 1998
1783-10R3



Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019

Subject:   Letter Agreement No. 1783-10R3 to
           Purchase Agreement No. 1783 - Option Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 (the Purchase Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 757-224 aircraft (Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1783-10R2.

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Buyer, on the same terms and conditions set forth in the Purchase Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.   Delivery.

     The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

     Month and Year             Number of
      of Delivery             Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.   Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT]

3.   Option Aircraft Deposit.

     In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with Buyer's payment to Boeing of initial advance payments required under Supplemental Agreement No. 6 to the Purchase Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in
Article 5 of the Purchase Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option Deposit for such Option Aircraft.

4.   Option Exercise.

     To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

     Option Aircraft          Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.   Contract Terms.

     Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Purchase Agreement to add the applicable Option Aircraft to the Purchase Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.   Cancellation of Option to Purchase.

     Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Purchase Agreement, as the case may be:

     (i) purchase of an Aircraft under the Purchase Agreement for any reason not attributable to the canceling party;

     (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

     (iii) exercise of the option to purchase such Option Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Purchase Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been canceled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7.   Applicability.

     Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Purchase Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Purchase Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By   John A. McGarvey

Its  Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: July 30, 1998

CONTINENTAL AIRLINES, INC.,



By   Brian Davis

Its  Vice President

Attachment

Model 757-224 Aircraft

1.   Option Aircraft Description and Changes.

     1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D924N104-3, dated March 18, 1993, as amended and revised pursuant to the Purchase Agreement.

     1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

           (1) Changes applicable to the basic Model 757-200 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

           (2)     Changes mutually agreed upon.

           (3) Changes required to obtain a Standard Certificate of Airworthiness.

     1.3 Effect of Changes. Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.   Price Description.

     2.1   Price Adjustments.

           2.1.1 Base Price Adjustments. The base airframe and base engine price (pursuant to Article 3 of the Purchase Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

           2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

           2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Purchase Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to the signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

           2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental
Agreement.

           2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

           2.1.6 Certification of Rolls-Royce Engines. It is understood by the parties that the price offered hereunder of the Rolls-Royce Engines may be adjusted by Rolls-Royce to reflect changes required to be incorporated to satisfy any new or amended United States Federal Aviation Administration (FAA) regulations. Therefore, in the event that after May 31, 1990, the FAA or other applicable U.S. Federal Agency issues new rules or regulations or changes or amends then-existing rules or regulations, and such new, changed or amended rules or regulations require changes to or modification of the Engines (Engine Modifications), then: (i) Boeing shall adjust the purchase price of the Option Aircraft in the amount by which Rolls-Royce revises its price of the Engines to Boeing as a result of such Engine Modifications; (ii) if the Engine Modifications require any change, modification or alteration to the Option Aircraft (Option Aircraft Modifications), the charge for making the Option Aircraft Modifications shall be added to the purchase price of the Option Aircraft; (iii) notwithstanding the provisions of paragraph 1 of this Letter Agreement, the time of delivery of the Option Aircraft shall be extended to the extent of any delay attributable to the Engine or Option Aircraft Modifications and said delay shall be deemed excusable; and (iv) Boeing shall, if necessary, revise the Option Aircraft Detail Specification as required to reflect the effects of the Engine Modifications or Option Aircraft Modifications.

3.   Advance Payments.

     3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.